Exhibit 99.1

                              Attachment to Form 4

                             JOINT FILER INFORMATION


Name and Address:                            Kenneth H. Shubin Stein, MD, CFA
                                             1995 Broadway, Suite 1801
                                             New York, NY 10023


Date(s)of Event Requiring Statement:         04/08/08
                                             04/09/08

Issuer and Ticker Symbol:                    Resource America, Inc. (REXI)
Relationship to Issuer:                      10% Owner
Designated Filer:                            Spencer Capital Management, LLC


Title of Security:                           Common Stock

Transaction Date                             04/08/08
Transaction Code                             S
Amount of Securities and Price               21,109 at $10.10 per share
                                             2,113 at $10.11 per share
                                             10,600 at $10.12 per share
                                             20,200 at $10.15 per share
                                             100 at $10.16 per share
                                             1,200 at $10.17 per share
                                             500 at $10.18 per share
                                             7,151 at $10.20 per share
                                             3,000 at $10.21 per share
                                             700 at $10.22 per share
                                             400 at $10.23 per share
                                             178 at $10.24 per share
                                             400 at $10.25 per share
                                             200 at $10.26 per share


Transaction Date                             04/09/08
Transaction Code                             S
Amount of Securities and Price               500 at $9.80 per share
                                             900 at $10.00 per share
                                             760 at $10.01 per share
                                             1,025 at $10.02 per share
                                             200 at $10.03 per share
                                             9,149 at $10.05 per share
                                             151 at $10.06 per share
                                             100 at $10.09 per share
                                             700 at $10.10 per share
                                             400 at $10.13 per share
                                             200 at $10.16 per share


Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
Following Reported Transactions              2,167,516
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)